UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2018

THE WALT DISNEY COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11605	95-4545390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California 91521

(Address of Principal Executive Offices) (Zip Code)

818 560-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, The Walt Disney Company (the “Company”), TWDC Holdco 613 Corp., a Delaware corporation and wholly owned subsidiary of the Company (“New Disney”), and Twenty-First Century Fox, Inc. (“21CF”) have entered into an Amended and Restated Agreement and Plan of Merger, dated as of June 20, 2018 (the “Acquisition Agreement”), providing for New Disney to acquire 21CF (together with the Mergers, the Separation and the Distribution, each as defined below, the “Acquisition”). Pursuant to the terms of the Acquisition Agreement, following the Distribution, (1) WDC Merger Enterprises I, Inc., a Delaware corporation and wholly owned subsidiary of New Disney, will be merged with and into the Company, and the Company will continue as the surviving corporation (the “Disney Merger”), and (2) WDC Merger Enterprises II, Inc., a Delaware corporation and wholly owned subsidiary of New Disney, will be merged with and into 21CF, and 21CF will continue as the surviving corporation (the “21CF Merger” and, together with the Disney Merger, the “Mergers”). As a result of the Mergers, the Company and 21CF will become direct wholly owned subsidiaries of New Disney, which will be renamed “The Walt Disney Company” concurrently with the Mergers.

Prior to the completion of the Mergers, 21CF and a newly-formed subsidiary of 21CF (“New Fox”) will enter into a separation agreement (the “Separation Agreement”), pursuant to which 21CF will, among other things, engage in an internal restructuring (the “Separation”), whereby it will transfer to New Fox a portfolio of 21CF’s news, sports and broadcast businesses, including the Fox News Channel, Fox Business Network, Fox Broadcasting Company, Fox Sports, Fox Television Stations Group, and sports cable networks FS1, FS2, Fox Deportes and Big Ten Network, and certain other assets, and New Fox will assume from 21CF certain liabilities associated with such businesses. 21CF will retain all assets and liabilities not transferred to New Fox, including the Twentieth Century Fox film and television studios and certain cable and international television businesses (21CF, following the Distribution, is referred to herein as “RemainCo”). Following the Separation and prior to the completion of the 21CF Merger, 21CF will distribute all of the issued and outstanding common stock of New Fox to 21CF stockholders (other than holders that are subsidiaries of 21CF) on a pro rata basis (the “Distribution”), in accordance with terms set forth in the Amended and Restated Distribution Agreement and Plan of Merger, dated as of June 20, 2018, by and between 21CF and 21CF Distribution Merger Sub, Inc. Prior to the Distribution, New Fox will pay to 21CF a dividend in the amount of $8.5 billion.

On June 27, 2018, the Antitrust Division of the U.S. Department of Justice announced that it cleared the Acquisition. The Company, 21CF and the U.S. Department of Justice have entered into a consent decree that allows the Acquisition to proceed, while requiring New Disney and 21CF to sell (the “RSN Divestiture”) 21CF’s Regional Sports Networks (the “RSNs”). Under the consent decree, the Company will have at least 90 days from the date of closing of the Acquisition to complete the RSN Divestiture, with the possibility that the Department of Justice can grant extensions of time up to another 90 days. The decree is subject to the normal court approval process. At separate special meetings of stockholders on July 27, 2018, 21CF’s stockholders adopted the Acquisition Agreement, stockholders of the Company approved the issuance of New Disney common stock to 21CF shareholders in connection therewith, and stockholders of 21CF approved the other proposals voted on at the 21CF special meeting.

On September 22, 2018, the United Kingdom Panel on Takeovers and Mergers conducted an auction process to establish the final prices per share to be offered by Comcast Corporation (“Comcast”) and 21CF in connection with their respective takeover offers for Sky plc (“Sky”). Following that auction, it was announced that Comcast had offered £17.28 per Sky share, higher than 21CF’s offer of £15.67. Comcast subsequently acquired more than 30% of the issued shares in Sky through market purchases and posted its revised offer to Sky shareholders at that price on September 27, 2018. Comcast announced on October 4, 2018 that it had entered into an agreement to acquire the shares in Sky held by 21CF (the “Sky Sale”), meaning that on the completion of such acquisition (which is expected to occur on October 9, 2018), Comcast will hold or have received acceptances in respect of over 75% in aggregate of the issued ordinary share capital of Sky, at which point Comcast’s offer for Sky will become unconditional in all respects.

The consummation of the Acquisition remains subject to various conditions, including among others, (i) the consummation of the Separation, (ii) the receipt of certain tax opinions with respect to the treatment of the Acquisition under U.S. and Australian tax laws, and (iii) the receipt of certain regulatory approvals and governmental consents.

On September 26, 2018, TWDC announced that it expected the net proceeds from 21CF’s sale of its Sky shares, along with the net proceeds from the RSN Divestiture, to reduce the overall cost of the Acquisition. Any financing in connection with the Acquisition could take any of several forms or any combination thereof. Sources of debt financing may include funds drawn by New Disney under a committed bridge facility term loan of up to $35.7 billion or other bridge facilities and/or debt securities such as senior notes and/or commercial paper.

In connection with the Exchange Offers and Consent Solicitations (each as defined below), the Company is disclosing certain information to prospective eligible investors in an offering memorandum and consent solicitation statement dated October 5, 2018 (the “Offering Memorandum”). The Company is furnishing on this Current Report on Form 8-K the following information excerpted from the Offering Memorandum:

(i)

Unaudited pro forma condensed combined financial data of New Disney giving pro forma effect to the Acquisition, the funding of the cash portion of the 21CF Merger consideration, the RSN Divestiture and related transactions, consisting of the unaudited pro forma condensed combined statement of income for the nine months ended June 30, 2018, the unaudited pro forma condensed combined statement of income for the twelve months ended September 30, 2017 and the unaudited pro forma condensed combined balance sheet as of June 30, 2018, furnished herewith as Exhibit 99.1 and incorporated herein by reference.

(ii)

Unaudited pro forma condensed combined financial data of RemainCo giving pro forma effect to the Separation, the Distribution, the Sky Sale and related transactions, consisting of the unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2018, the unaudited pro forma condensed combined statement of operations for the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015 and the unaudited pro forma condensed combined balance sheet as of June 30, 2018, furnished herewith as Exhibit 99.2 and incorporated herein by reference.

(iii)	Subsection captioned “Structure” of the section captioned “Summary”, furnished herewith as Exhibit 99.3 and incorporated herein by reference.

The unaudited pro forma condensed combined financial data are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations of New Disney or RemainCo would have been had the transactions occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events.

On October 5, 2018, the Company announced the commencement, in connection with the Acquisition, of an exchange offer for any and all outstanding notes (the “21CFA Notes”) issued by 21st Century Fox America, Inc. (“21CFA”), for up to $18,128,740,000 aggregate principal amount of new notes (the “New Disney Notes”) and cash. In conjunction with the offers to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) the 21CFA Notes, New Disney, on behalf of 21CFA, is concurrently soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the 21CFA Notes to eliminate substantially all of the restrictive covenants in such indentures, release the guarantee provided by 21CF pursuant to such indentures and limit the reporting covenants under such indentures so that 21CFA is only required to comply with the reporting requirements under the Trust Indenture Act of 1939. Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although New Disney may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by New Disney with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. Each Exchange Offer and Consent Solicitation is also conditioned upon the closing of the Acquisition, which condition may not be waived by New Disney. The closing of the Acquisition is expected to occur in the first half of calendar year 2019. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the New Disney Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The New Disney Notes are not registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The New Disney Notes will be offered only to qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Acquisition and the anticipated benefits thereof, expected timing of completion of the Exchange Offers and receipt of requisite consents in the Consent Solicitations. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the Acquisition or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to the risk: (i) that the completion of the Acquisition may not occur on the anticipated terms and timing or at all, (ii) that the regulatory approvals required for completion of the Acquisition are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the Acquisition or cause the parties to abandon the Acquisition, (iii) that a condition to closing of the Acquisition may not be satisfied (including, but not limited to, the receipt of legal opinions with respect to the treatment of certain aspects of the Acquisition under U.S. and Australian tax laws), (iv) that the anticipated tax treatment of the Acquisition is not obtained, (v) that potential litigation relating to the Acquisition is instituted against 21CF, the Company, New Disney or their respective directors, (vi) of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of New Disney’s operations after the consummation of the Acquisition and on the other conditions to the completion of the Acquisition, and (vii) of adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the Acquisition or cause the terms of the Acquisition to be modified, as well as management’s response to any of the aforementioned factors.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2017 under Item 1A, “Risk Factors”, in the Company’s Report on Form 10-Q for the quarter ended December 30, 2017 under Item 1A, “Risk Factors”, in the Company’s Report on Form 10-Q for the quarter ended June 30, 2018 under Item 1A, “Risk Factors”, and in subsequent reports.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial data of New Disney giving pro forma effect to the Acquisition, the funding of the cash portion of the 21CF Merger consideration, the RSN Divestiture and related transactions.

99.2	Unaudited pro forma condensed combined financial data of RemainCo giving pro forma effect to the Separation, the Distribution, the Sky Sale and related transactions.

99.3	Information excerpted from the Offering Memorandum, dated October 5, 2018.

99.4	Press Release, dated October 5, 2018, issued by The Walt Disney Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
Name:	Roger J. Patterson
Title:	Associate General Counsel
Registered In-House Counsel

Dated: October 5, 2018